Vontobel Fund Distributors
a division of First Dominion Capital Corp.
member firm NASD 1500 Forest Avenue, Suite 223 Richmond, Virginia 23229 Telephone (800) 527-9500



                          Annual Report to Shareholders
                                December 31, 2002



                            Vontobel U.S. Value Fund
                       Vontobel International Equity Fund
                      Vontobel Eastern European Equity Fund



                         Series of Vontobel Funds, Inc.
                                 (the "Company")
                          A "Series" Investment Company

VONTOBEL U.S. VALUE FUND
ANNUAL REPORT DECEMBER 31, 2002

Dear Shareholders,

The Vontobel US Value Fund declined 2.2 percent in 2002, and that seems great compared to the 22.1 percent decline in the S&P 500, but there's nothing great about losing a small amount of money. A loss is a loss, and in our minds, there is no such thing as a small loss. Our principal investment objective over any reasonable period of time (three to five years) is to obtain a "satisfactory" rate of return above the risk-free rate (the 10 year bond). We say "satisfactory" and can not be more specific, because we never know how stocks will be priced in the short-run and what kinds of opportunities "Mr. Market" will afford us. Of course, in any short period of time, as in calendar year 2002 or 1999 or 1991, the value that we believe is inherent in our portfolio may not be fully realized and we can indeed suffer a negative return, despite practicing an investment approach that emphasizes preservation of capital and absolute returns above the risk-free rate.

Although we cannot control in the short-term what "Mr. Market" will do to the prices of our equities, we can continuously monitor our companies to make sure that they are the superior, more reliable businesses that we supposed them to be at the time of purchase and we do not have to sell until we think the fair value of our portfolio is realized. So, despite the fact that when the clock struck midnight on December 31, 2002, our portfolio had registered a 2.2 percent decline for the calendar year 2002. The good news is that:

 (1) we did not sell the entire portfolio to realize a 2.2 percent loss
 (2) we believe that all of the businesses and companies in our portfolio are doing reasonably well and will continue to grow in value in the future and
 (3) because generally the value of our companies' businesses grew last year even while the prices of the stocks declined.

We believe that our portfolio today is significantly undervalued and in fact are quite bullish about the prospects of making money with our current holdings on the grounds that eventually "Mr. Market" might agree with our assessments and mark our portfolio up accordingly. As a matter of fact, although it has become quite popular today to speak of prospective annualized investment returns for the US equity market for the next several years to be in the mid-single digit range (6-9 percent), with our concentrated portfolio of about
25 stocks, the US Value Fund almost never looks anything like the US equity market and we believe if we are realistic in our appraisal of the fair values of our companies and if we have done our job well and indeed chosen "superior" businesses that the prospective rate of return on the US Value Fund today is very attractive and may far exceed the consensus expectations for the US equity market as a whole. Further to this point, your portfolio manager has put his conviction into action by recently further increasing his personal holdings in the fund and additionally, individual equities within the Fund. Make no mistake about it: we are bullish about the return potential of the Fund.

Although the popular press has sufficiently rehashed the dismal year that 2002 was, it is worth noting that every market sector in the S&P 500 declined.
Only 131 of 500 stocks in the S&P increased. Stock picking mattered in 2002, unlike the late 1990's when a rising speculative tide lifted all boats and a simple index could beat most managers. As you know, in the last three years, the S&P 500 has declined 14.6 percent; thereby surpassing the pain inflicted by the last major bear market in 1973-74. No question, times have been bad. Although we were not immune to errors and disappointments in 2002, I take some relative comfort in noting that during this horrible bear market of 2000, 2001 and 2002 when the S&P 500 annualized at a negative 14.6 percent per year, the US Value Fund compounded at a positive 10.9 percent rate per year.

As we enter 2003, several fund investors have expressed concern that given the huge outperformance of our fund and value managers in general during the last three years that perhaps now may be the time to switch to out-of-favor growth stocks and growth funds. We would be the first to admit that last year's 20 percent out performance risks making us look smarter than we really are, and would not be surprised at all if our degree of relative outperformance narrowed in 2003 or even if we were to under-perform. Anything is possible in the artificially brief 12 month calendar year and our focus is on the longer term operating virtues of companies, not on the short-term pricing of stocks by "Mr. Market".

We received several phone calls from nervous clients with much shorter "investment" time horizons wondering what had gone wrong and demanded an explanation. Regarding these nervous Nellies who are of the mindset to switch from one fund to another to capture today's investment trends, or those who are considering switching from what may be more "defensive" value funds that have held up best in this bear market to possibly more "aggressive" tech and growth funds to capture what they believe will surely be the inevitable eventual resurgence in technology stocks and economic growth, we would make these observations. First, we don't believe there is a meaningful difference between a "growth" stock and a "value" stock and we believe the alleged difference between "growth" investing and "value" investing is greatly exaggerated and oversimplified in the marketplace. Every stock is worth the present value of future cash flows that can be derived from the equity for the duration of its life, and all rational investors want to buy something for less than what they think it is fundamentally worth. In this respect, all true investors are value investors. Maybe a more useful distinction can be made between investing based on fundamentals and trend following based on momentum (buying what is currently doing well). Second, our hats go off to any investor who is so smart that he or she can consistently switch from "growth" to "value" to "growth", etc. to capture what tomorrow's market cycle will bring. We don't know anybody who can do this, and based on the evidence that so many people got caught with their pants down at the peak of the last tech bubble in 1999 and failed to "switch out" at the top, we doubt there really are many such adept players. Third, as everyone has learned from Vodafone*, Vivendi*, Tyco* and others, growth for growth sake is of no value to the shareholder. It must be profitable growth, and profitable growth can sometimes be found in the most unlikely places. Take Cincinnati Financial* (CINF), for example, a Midwestern property and casualty insurer that we happen to own. Since, 1986, CINF has grown its book value by
17.6 percent per year-- pretty "growth like" for a conservative, well-run, old economy business. As it happens, CINF is selling pretty close to book value in the market today which suggests that if the past is prologue, one might expect some nice capital appreciation from here, i.e. growth from a value stock. Last, as noted above, we really do like the businesses in our current portfolio and believe our portfolio is already significantly undervalued, regardless of whether capital spending and the economy boom next year or not.

Investment styles as defined by the marketplace will always go in and out of favor, but our intent is to remain firmly implanted with the same sensible fundamental approach that has served us so well for over a decade. We wish all of our readers a healthy, prosperous, enjoyable year! Good luck to everyone!

Edwin Walczak
Fund Manager

COMPARISON OF $10,000 INVESTMENT IN
VONTOBEL U.S. VALUE FUND VS. S&P 500*

DATE            VUSVX WITH LOAD         S & P 500
--------        ---------------         ---------
03/30/90        $ 9,425                 $10,000
12/31/90        $ 8,493                 $ 9,990
12/31/91        $11,675                 $13,034
12/31/92        $13,560                 $14,027
12/31/93        $14,375                 $15,440
12/31/94        $14,461                 $15,644
12/31/95        $20,300                 $21,523
12/31/96        $24,666                 $26,465
12/31/97        $33,151                 $35,295
12/31/98        $38,026                 $45,377
12/31/99        $32,675                 $54,924
12/31/00        $44,169                 $49,924
12/31/01        $45,531                 $43,989
12/31/02        $44,530                 $34,269

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

* The Standard & Poor's 500 Index (the "S&P 500") is an unmanaged index of 500 stocks of a representative sampling of leading U.S. companies based on market size, liquidity and industry group representation. Returns include dividends and distributions and are expressed in US$. The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.


 ------------------------------------------------------------------------
    Average Annual Total Returns for Periods ended December 31, 2002

       1 Year          5 Years        10 Years       Since inception
       ------          -------        --------       ---------------
                                                         03/30/90

      (7.82%)           4.83%          11.96%             12.42%

    Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
 ------------------------------------------------------------------------

                                  Vontobel U.S. Value Fund
                             SCHEDULE OF PORTFOLIO INVESTMENTS
                                     December 31, 2002


Number
of
Shares      Security Description                            Market Value
-------     --------------------                            ------------
            Common Stock:                      100.46%

            Banking:                            10.72%
 57,600     Corus Bankshares Inc.                            $ 2,514,816
 47,100     Golden West Financial Services                     3,382,251
 85,200     State Street Corp                                  3,322,800
 61,000     Wells Fargo & Company                              2,859,070
                                                             -----------
                                                              12,078,937

            Diversified Financial Services:     16.47%
 49,500     American Express                                   1,749,825
129,374     Federal National Mortgage Association              8,322,629
143,600     Federal Home Loan Mortgage Association             8,479,580
                                                             -----------
                                                              18,552,034

            Food-Retail:                         2.54%
122,500     Safeway Inc.                                       2,861,600
                                                             -----------

            Health Care Facilities:              2.85%
 71,400     Universal Health Svcs Inc Cl B                     3,220,140
                                                            ------------

            Insurance-Diversified:               6.77%
131,900     American International Group                       7,630,415
                                                             -----------

            Life & Health Insurance:             2.67%
 82,200     Torchmark Corp.                                    3,002,766
                                                            ------------

            Metal Fabrication/Hardware:          1.87%
134,000     Watts Industries "A"                               2,109,160
                                                             -----------

            Media:                               6.47%
 48,200     Gannett Co., Inc.                                  3,460,760
 60,600     Knight-Ridder, Inc.                                3,832,950
                                                             ------------

                                                               7,293,710

Number
of
Shares      Security Description                            Market Value
-------     --------------------                            ------------
            Medical:                             2.25%
141,300     Health Mgmt. Assoc. Inc. New Cl A                $ 2,529,270
                                                             -----------

            Multiline Insurance:                22.22%
    209     Berkshire Hathaway, Inc.*  "A"                    15,204,750
 47,800     Markel Corp.*                                      9,822,900
                                                             -----------
                                                              25,027,650
            Property/Casualty Insurance:        14.49%
 98,800     The Chubb Corp.                                    5,157,360
164,500     Cincinnati Financial Corp.                         6,176,975
 65,900     IPC Holdings, Ltd                                  2,078,486
103,825     Old Republic International Corp.                   2,907,100
                                                             -----------
                                                              16,319,921
            Retail:                              7.37%
 53,500     Liz Claiborne Inc.                                 1,586,275
 54,000     Polo Ralph Lauren Corp Cl A                        1,175,040
102,100     Tiffany & Co                                       2,441,211
158,700     TJX Companies Inc.                                 3,097,824
                                                             -----------
                                                               8,300,350
            Specialty Insurance:                 3.77%
113,000     Mercury General Corp.                              4,246,540
                                                            ------------

            Total Investments:
            (Cost: $107,451,453)**             100.46%       113,172,493
            Liabilities, net of other assets   (0.46%)         (515,402)
                                               -------      ------------
            Net Assets                         100.00%      $112,657,091
                                               =======      ============

* Non-income producing
**Cost for Federal income tax purposes is $107,451,453 and net unrealized appreciation consists of:

            Gross unrealized appreciation                    $9,291,660
            Gross unrealized depreciation                   (3,570,620)
                                                            -----------
            Net unrealized appreciation                      $5,721,040


See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
ANNUAL REPORT DECEMBER 31, 2002

Dear Shareholders,

As we wrap up the year 2002, we are also hopefully wrapping up what many are characterizing as the most severe bear market since the Great Depression. In order to best sum up the year from a general perspective, it is perhaps best to recap the many landmines that have littered the investment landscape over the past year in order to put the market performance into perspective. In sum, 2002 was a year of: Weak global economic growth, corporate scandals, bankruptcies, profit warnings, dividend cuts, asbestos litigation, tremendous volatility, the forced selling of equities, deflation, an oil crisis in Venezuela, and the pending conflict in the Middle East. Clearly, the waters have been rocky for investors and no matter how high the quality of the portfolio, the boat is bound to sway from time to time due to the oncoming tide. The good news though is, ultimately, that most of these issues have now been addressed to some degree and that we are also currently experiencing one of the loosest periods of monetary policy in US history. Corporate managers have aggressively attacked their cost bases and debt loads. Elliot Spitzer has taken up the battle against inequity in the financial markets. Sir Allen Greenspan has been busy pumping liquidity into the financial system, and investors have been slowly correcting the valuation bubbles of the bull market excess.

Please don't let the preceding paragraph lead you astray however, because as truly disciplined investors our decisions are not driven by a macro-economic view of the world in which we are operating. For us, 2002 was a year in which we were able to comb the carnage of the fallen corporate angels and find a number of companies that are truly great businesses selling for well below their intrinsic worth. Looking forward, as we stand and stare into the abyss that is 2003, we can only make one prediction: we will strictly adhere to our disciplined investment style through all market conditions. Essentially, the same tools that we utilized in 2002 will also bear the fruit of absolute returns that we hope to harvest in 2003.

Not much has changed in the portfolio during the fourth quarter, as one should have expected. The International Fund was up 5.1 percent compared to the Morgan Stanley Capital International's Europe, Australasia and Far East (MSCI
EAFE) Index which was up 6.5 percent for the same period. Thus, we gave back some of the ground that we gained over the year, which is but natural as the index is full of names which are down very significantly and were due for a dead cat bounce! For the full year we were down 7.9 percent hile the average fund was down 16.6 percent. The index was down 15.9 percent. Thus on a relative basis we had the best year in the last decade! That landed us in the top 8 percent of all International Funds for the year. This is a small consolation to us however, as we were still down for the year, and flat since early February 2002.

Essentially, what contributed to the relative out-performance in 2002 was our large overweight in consumer staples. It is important to reiterate that this overweight was not a macroeconomic decision, it was purely the byproduct of the sector containing a disproportionate number of undervalued great businesses that we seek to own. Names like BATS, Cadbury, Diageo, Heineken, Nestle, Swedish Match, and Reckitt Benckiser all sharply outperformed the market. Looking at it another way, our out-performance was also a byproduct of the low quality companies that we refused to own. This is a perfect example of an old adage that we frequently use at Vontobel which is; "It's not what you don't own that will kill you, it's what you own." This mantra points to most stocks in the informational technology sector where we own no companies because we find it nearly impossible to identify their long-term competitive advantages and to gauge the sustainability of their franchises. The IT sector alone comprised roughly 8 percent of the EAFE index, and was down nearly 40 percent for the year. An almost equally difficult area that we have combed to find names has been the telecommunications sector, which represents roughly 8 percent of the index and was down nearly 24 percent for the year. In telecommunication services we maintained a severe underweight. Again, not because of a macroeconomic view, but rather because we just couldn't get a good enough handle on those businesses to be comfortable enough to invest in them.

So much for pounding our chests! What is the ground reality now? On a regional basis we still have difficulty finding names in continental Europe. The missing element is as much stock valuation as it is the quality hurdle which we are always concerned with. Amongst the numerous companies that we have looked at over the last 3-6 months are Essilor, Fortis, Geest, Danone, and Ekornes. All of them have a "track record" of solid historical performance but we really question the sustainability thereof. In addition, the growth rates that the stocks are discounting in today's market quotations are simply dubious to us. Other names like Henkel, Wella and Beiresdorf in Germany, Hermes and Air Liquide in France, meet our quality hurdle. However, they are at this time a little too pricey for our taste. The net result is that we are struggling to find buyable businesses in Germany. Similarly, we own just one position respectively in France and in Italy. To reiterate, this is not a reflection of any top-down concerns or anything like that. We remain agnostic as to the macro-economic concerns in Germany or France. It is simply a quality issue that we struggle with. Spain, Switzerland, and the Netherlands constitute the bulk of our European exposure outside of the UK and Ireland.

All the chronicled problems in Europe do not perturb us for one minute. From our vantage point we continue to find great value in a slew of names which ultimately afford us a nice sized investable universe to cherry pick from. It is fascinating that the high quality names we own are selling at both extremely low absolute and relative price to earnings (P/E) multiples. This phenomenon is even more surprising when one considers at what point of the economic cycle we find ourselves. As an example, Lindt in Switzerland is trading at 16x this year's expected earnings. Lindt is one of the new additions from the year's final quarter because the stock came into our buying range. Earnings are growing at double digits due to a 5-6 percent increase in sales fueled by store openings in the US and inherent growth in the premium chocolate market. The business is
extremely   well-positioned  to  deliver  double-digit  earnings  growth  almost irrespective of the economic scenario. Lindt keeps ramping up their retail outlets in the US along with improving margins due to better asset utilization and pricing power. This business has been around for nearly 150 years. During the last fifteen years it has grown at 13 percent annually at the operating level, with a double-digit return on equity (ROE) in each and every year. The P/E multiple has fallen from nearly 23x in 1988 to 16x now. If they were to deliver 10 percent growth for the next five years, we believe the business is worth nearly CHF 1,100 per share compared to the current price of CHF 780. Coming out of the last recession in 1991-92 the stock traded at around 20-22x earnings and at a significant premium to the European and Swiss markets respectively. Although we do not value the businesses we are interested in from a relative perspective but on an absolute basis, this anomaly reflects the general level of pessimism investors have about overall market prospects.

Some of the more cyclical businesses we have looked at lately includes Nokia. In general, we found that most are discounting rather optimistic growth rates going forward. Nokia, for example, is discounting nearly 15 percent growth when one normalizes operating margins to 15 percent. Their average margins have been 12 percent over the last 10 years. Needless to say that the wireless industry has much worse prospects today than it did 10 years ago! In addition, we have come across eight white goods manufacturing firms in China which have shifted to producing handsets for the domestic market and are selling them under their own brand names. When a company which had been manufacturing dishwashers and washing machines moves to start manufacturing mobile handset units, it definitely is a maturing industry in our eyes! As usual, we believe investors are still looking in the rear view mirror. It is for this reason that we see no cause to revisit names like Alcatel, Ericsson, Siemens, STM Micro, and ASML. It is certain that stocks like these will inevitably bounce whenever investors get excited about macro economic prospects. We know that in these circumstances we are likely to trail in any ensuing rally, because our strict discipline precludes us from buying any of these names. Such is life!

One business with more cyclicality than generally wets our investment appetites is Signet (UK).The company is generating double-digit operating margins and a nearly 20 percent ROE. It is one of the largest specialty jewelry retailers in the world and a dominant player in a highly fragmented market. With two basic store types each with strong organic growth prospects, the company should be able to grow the bigger freestanding format called Jared at the more hyper pace of an immature format. Jared's has nearly double the average ticket size of around USD 500 and roughly quadrupled the selling space of the more mature Kays format (mall stores), and they are opening 12-15 new stores per year. This format competes much more effectively against the small family owned jewelers present in local towns. As a group, Signet has much lower operating expenses  than  competitors  like Zales,  thus  generating  nearly 500 bp higher margins while turning over their inventory at a much faster rate. Simultaneously, they provide the consumer with a higher quality store format and product offering! The jewelry business is surprisingly far less cyclical than other discretionary spending segments, and has been growing at a 6 percent rate annually since 1980 without ever experiencing a contraction. This steadiness is helped along by the fact that over half of sales are for wedding related occasions. Signet is selling at 9x this year's earnings and should be able to comfortably grow in the high single-digits over the next five years.

During October we visited a whole slew of companies in Asia over a period of about three weeks. Most visits were with companies that are already in our investable universe, competitors of our existing holdings or their clients both as vendors or buyers. Subsequent to our visits we remain comfortable with our positions in great businesses like Singapore Air Terminal (Singapore) and Dah Sing (Hong Kong). This portion of the portfolio continues to be extremely undervalued at under 10x forward earnings while growing at close to a double-digit rate. More specifically, Singapore Air Terminal sells at 7x, Kowloon Motor at 7x, and Hong Kong Electric at 9x. In India, ITC sells at 10x while Dr Reddys sells at 12x. All of these businesses have and should continue to generate over 15 percent return on equity on an unleveraged basis.

We generally continue to remain rather optimistic about our positions in Asia, outside of Japan. Our largest single country exposure in this group remains in South Korea, which despite recent saber rattling by North Korea, should continue to do well. Businesses there are essentially "given away". The four names we own trade at under 6x this years' expected earnings and under 8x trailing earnings. All have sustained double-digit earnings per share (EPS) growth for the last decade on a compounded basis. As far as we know, ice cream and candy businesses do not tend to suffer in an economic slowdown!

Japan remains a problem child. We own stakes in four businesses and we are looking at two new names. It remains to be seen whether we will be able to get to those. Overall, we are pessimistic about the prospects in the land of the rising sun. Our exposure is limited to 7.5 percent of portfolio assets for now, a substantial underweight relative to the EAFE Index which still maintains a 20+ percent weighting in the country.

High ROE with low or no leverage is what we seek. The problem is that there are not many businesses which can maintain high ROEs as they grow larger and even fewer companies that are selling at prices that are enticing. Thus, we go wherever we find opportunities on our terms, whether it is in Germany or Korea!

As for 2003, the multiples  should not contract further than the 11x P/E of our portfolio and thus we are optimistic for the coming year's performance. We believe that the earnings picture will be reasonable and, as an added bonus, the yield of the portfolio remains abnormally high at around 3 percent. Payout ratios have continued to trend upward and the resulting high yields are simply a function of the free cash generative capacity of the businesses we own. For them, free cash generation remains robust while reinvestment opportunities are limited. Thus, we expect them to continue to pay out significant dividends accompanied by share buybacks. That, by the way, is also a theme that will have an impact on the capital spending picture in Europe and the US as companies continue to restrain capital expenditure in order to return money to shareholders.

We believe, barring a significant economic contraction or disruption, the portfolio will grow earnings at 6-8 percent. That seems low from a historic standpoint but growth is very dependable and in a low inflationary environment, significantly higher than what the EAFE Index can deliver.


Rajiv Jain
Fund Manager

COMPARISON OF $10,000 INVESTMENT IN
VONTOBEL INTERNATIONAL EQUITY FUND VS.
MSCI EAFE* INDEX FROM 7/6/90**

DATE            VUSVX WITH LOAD         S & P 500
--------        ---------------         ---------
03/30/90        $ 9,425                 $10,000
12/31/90        $ 8,208                 $ 8,725
12/31/91        $ 9,748                 $ 9,815
12/31/92        $ 9,410                 $ 8,653
12/31/93        $13,400                 $11,503
12/31/94        $12,688                 $12,431
12/31/95        $14,071                 $13,867
12/31/96        $16,459                 $14,750
12/31/97        $18,014                 $15,054
12/31/98        $21,034                 $18,116
12/31/99        $30,815                 $23,058
12/31/00        $25,072                 $19,791
12/31/01        $17,763                 $15,092
12/31/02        $16,356                 $11,666

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

* Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") is an unmanaged index of more than 1,100 common stock securities issued by foreign companies. Returns include dividends and are expressed in US$.


 ------------------------------------------------------------------------
    Average Annual Total Returns for Periods ended December 31, 2002

       1 Year          5 Years        10 Years       Since inception
       ------          -------        --------       ---------------
                                                         07/06/90

      (13.21%)         (3.07%)         5.06%              4.02%

    Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
 ------------------------------------------------------------------------

** On July 6, 1990, Vontobel Asset Management Inc. became the Investment Advisor to the Fund and the Fund's investment objective was changed. Previous periods during which the Fund was advised by other investment advisors are not shown in the graph.

                             Vontobel International Equity Fund
                             SCHEDULE OF PORTFOLIO INVESTMENTS
                                     December 31, 2002


Number                                                          Market
of Shares                         Security Description          Value
---------                         --------------------       -----------

            Common Stock:                      100.38%
            Australia:                           4.13%
   74,600   Australia & New Zealand Bank Group               $   728,373
   78,400   Tabcorp  Holdings Limited                            469,874
                                                             -----------
                                                               1,198,247
            Brazil:                              1.11%
   64,200   Souza Cruz Ord Registered*                           323,176
                                                             -----------

            Denmark:                             1.95%
   19,600   Novo-Nordisk AS Class B*                             565,796
                                                             -----------

            France:                              1.13%
    2,300   Total SA CL B                                        328,243
                                                             -----------

            Great Britain:                      32.02%
  105,800   British American Tobacco PLC                       1,056,685
   93,400   Bunzl PLC                                            571,279
  150,200   Cadbury Schweppes PLC*                               935,619
   76,200   Diageo PLC New*                                      827,898
   41,900   HSBC Holdings PLC*                                   462,991
   79,300   Johnston Press PLC                                   470,358
  199,025   Morrison (WM.) Supermarkets                          691,957
   95,138   Northern Rock PLC                                  1,010,685
   17,200   Reckitt Benckiser PLC                                333,606
  121,919   Rentokil Initial PLC*                                431,730
   39,900   Royal Bank of Scotland Group PLC*                    955,639
  411,200   Signet Group PLC*                                    450,070
  151,800   Tesco Ord PLC                                        474,014
   89,400   Trinity Mirror PLC                                   623,079
                                                             -----------
                                                               9,295,610

            Hong Kong:                           3.87%
   68,200   Dah Sing Financial Services                          345,436
   98,000   Hong Kong Electric Holdings                          371,338

Number                                                            Market
of Shares   Security Description                                  Value

            Hong Kong (continued):
   92,300   Kowloon Motor Bus Holdings                       $   407,143
                                                             -----------
                                                               1,123,917
            India:                               2.83%
   21,200   Doctor Reddys Lab ADR*                               409,796
   29,500   ITC Limited GDR                                      413,000
                                                             -----------
                                                                 822,796
            Ireland:                             3.69%
   40,900   Bank of Ireland                                      418,155
   48,900   Kerry Group PLC A                                    653,776
                                                             -----------
                                                               1,071,931
            Italy:                               1.34%
   24,400   Eni SPA*                                             387,625
                                                             -----------

            Japan:                               7.79%
   15,200   Honda Motor Co., Ltd.                                561,920
   16,900   Takeda Chemical Industries                           705,886
  177,000   Tokyo Gas Co., Ltd.                                  554,476
   75,000   Sampo Japan Insurance                                437,684
                                                             -----------
                                                               2,259,966
            Korea:                               5.44%
   13,930   Hite Brewery Co., Ltd PRD                            305,367
      810   Lotte Chilsung Beverage and Co.                      382,446
      950   Lotte Confectionary                                  382,067
    5,860   Amore Pacific Corporation                            508,898
                                                             -----------
                                                               1,578,778
            Mexico:                              2.03%
   18,400   Telefonos de Mexico ADR                              588,432
                                                             -----------

            Netherlands:                         6.27%
   43,800   ABN AMRO Holdings NV                                 715,569
   28,600   Aegon NV*                                            367,677
   18,882   Heineken Holdings NV*                                736,547
                                                             -----------
                                                               1,819,793
            Portugal:                            2.22%
  116,133   Brisa Auto Estrada*                                  642,983
                                                             -----------

            Singapore:                           0.79%
  253,000   Singapore Airport Terminal                           230,444
                                                             -----------

Number                                                            Market
of Shares   Security Description                                  Value
---------   --------------------                             -----------
            Spain:                               7.61%
  100,600   Banco Bilbao Vizcaya Argentina*                  $   962,062
   15,933   Banco Popular Espanol                                651,085
   31,500   Gas Natural SDG SA*                                  596,868
                                                             -----------
                                                               2,210,015
            Sweden:                              3.88%
   15,700   Hennes & Mauritz AB Class B*                         303,346
  104,400   Swedish Match AB Fuerer                              822,473
                                                             -----------
                                                               1,125,819
            Switzerland:                        12.28%
   32,200   Compagnie Financiere Richmont                        600,608
      738   Lindt & Spruengli AG                                 426,836
    4,820   Nestle SA REG SHS                                  1,021,009
   19,900   Novartis AG Registered                               725,821
   12,032   Swiss Reinsurance                                    788,969
                                                             -----------
                                                               3,563,243

            Total Investments:
            (Cost:  $28,207,766) **             100.38%       29,136,814
            Liabilities, net of other assets    (0.38%)        (110,628)
                                                ------       -----------
            Net Assets                          100.00%      $29,026,186
                                                =======      ===========

*   Non-income producing
** Cost for Federal income tax purposes is $28,207,766 and net unrealized appreciation consists of:
            Gross unrealized appreciation           $2,164,320
            Gross unrealized depreciation          (1,235,272)
                                                 -------------
            Net unrealized appreciation             $  929,048


ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
INDUSTRY PERCENTAGE BASED ON NET ASSETS
December 31, 2002

Banking                                               21.53%
Food Products                                         11.78%
Tobacco                                                9.01%
Pharmaceuticals                                        8.29%
Beverages                                              7.76%
Insurance                                              5.49%
Gas Utilities                                          3.97%
Media                                                  3.77%
Specialty Retail                                       2.60%
Oil & Gas                                              2.47%
Multi-Line Retail                                      2.38%
Commercial Services & Supplies                         2.28%
Transportation Infrastructure                          2.21%
Textile & Apparel                                      2.07%
Diversified Telecommunication Services                 2.03%
Paper & Forest Products                                1.97%
Automobiles                                            1.94%
Healthcare Equipment & Supplies                        1.75%
Food & Drug Retailing                                  1.63%
Hotels, Restaurants & Leisure                          1.62%
Road & Rail                                            1.40%
Electric Utilities                                     1.28%
Household Products                                     1.15%
                                                     -------
                                                     100.38%
Liabilities, net of other assets                     (0.38%)
                                                     -------
Net assets                                           100.00%
                                                     =======




See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
ANNUAL REPORT DECEMBER 31, 2002

Dear Shareholders,

In 2002 the Vontobel Eastern European Equity Fund (VEEEX) gained 20.5 percent in USD. With this performance the fund ranked second out of 248 funds in the Micropal Peer Group of Regional Emerging Market funds. The fund also finished about 2.5 percent above the Nomura Research Institute's Central and Eastern European Equity (NRI Composite-11) Index, our benchmark for Eastern European funds. This compares favorably to heavy losses on many of the world's stock markets in 2002.

The year 2002 started quite bad for the fund, as we had a large underweight position in Russia. Until May the Russian market was the best performing market in the Emerging European region. However, since May 2002 the Russian market has suffered heavy losses that reduced our positions in Russia further when the market was close to its top. Russia has lost some of its attraction because investors fear a lower oil price after resolution of the crisis in Iraq. Russian companies are also facing rising costs due to appreciation of the ruble. In 2003 there will be parliamentary elections and in 2004 presidential elections in Russia. In the period before these elections, we expect economic reforms to slow and political uncertainties to increase. Therefore, we remain rather cautious with Russia.

Our biggest overweight has been the group of European Union candidate countries and within this group, Hungary. In the fall of 2002, the EU finished negotiations with 10 countries, which allows them to enter the EU in 2004. Most countries will hold referendums on EU entry during the coming months. Opinion polls suggest that these referendums should in most cases only be mere formalities.

These countries have been benefiting and will continue to benefit from the process of EU convergence. This means that high foreign direct investment is flowing into the region, which helps productivity, exports and economic growth. Strong inflows into the bond markets are driving down interest rates and increase the value of their currencies. Low interest rates boost consumption and investment and government deficits carry a lower interest burden. The process of EU convergence is continuing and will drive corporate profits and stock prices higher in coming years.

We had a big overweight position in Hungary as the country is one of the most economically successful EU candidates. It was fast with privatization and has quickly transformed its planned economy into a functioning market economy. Private corporations are exceptionally well managed. Profit margins and growth are much healthier than in most other countries. The Hungarian bourse rose 35 percent in 2002.

The only negative exception in the group of EU candidate countries has been Poland. Poland has suffered a sharp economic slowdown. In 2001 interest rates had reached 20 percent and the Polish zloty gained strongly against its neighboring currencies. Moreover, Poland is burdened with structural problems, including large agricultural and heavy industry sectors. This led to a slowdown of the economy that lasted through 2002. Now, as interest rates are down to 7 percent and the zloty has lost some of its strength, we expect a slow recovery. Like in other countries in the region, the government seems committed to cut the budget deficit and speed up privatization. The Polish bourse was flat in USD in 2002 and we had a 10 percent underweight position there. At this point, we feel that most Polish stocks are close to their fundamental fair value.

The Czech market, which rose 40 percent in 2002, was one of the best performing worlwide. Like Hungary, it benefited from EU convergence trends. Additionally, some companies have been privatized and have been successfully restructured by their new owners. Especially Komercni banka and Ceska sporitelna (Erste Bank) have been excellent investments. We had a neutral country position but strong overweight in the successful banks.

Our biggest positions within sectors have been in the banks, which rose 45 percent in 2002. The banking sector is the main beneficiary of EU convergence. Falling interest rates boost lending - especially to private households. We have experienced a huge mortgage lending boom in Hungary and the Czech Republic in 2002. The level of private loans to GDP is still miles away from developed market norms. Therefore, growth should continue for some years. The banks are also benefiting from growing fee income. Areas like investment funds, real estate, insurance, credit cards are all growing fast. On the other hand, the credit risk is declining and some banks could reduce their level of bad loan provisions. On the negative side, interest spreads are declining as well, which is counterbalancing improving loan quality. The top banks have been OTP in Hungary and Komercni banka and Ceska sporitelna in the Czech Republic. They have been top positions in our fund. We remain cautious on Polish banks, as stock prices are relatively high.

Our second most overweight sector was oil downstream, which rose 28 percent. EU convergence is mainly boosting local consumption. Refineries and retail gas stations are beneficiaries of growing consumption. Growing car fleets and highway kilometers are also boosting gasoline consumption. We like the sector due to its privatization and consolidation opportunities that still exist. In the next one or two years we will see privatization transactions with Hungarian MOL, Czech Unipetrol and likely also with Polish PKN.

We have been underweight in the oil upstream sector, which increased 38 percent. The biggest increases have taken place in the beginning of the year, where we were already convinced that the stocks are heavily overvalued. Later in the year the sector fell back sharply due to uncertainties about the longer term level of the price of crude oil.

We were overweight in construction, which increased 20 percent in 2002. In Eastern Europe huge infrastructure projects will be realized in the coming years. Major highways and roads will be constructed by firms like Budimex from Poland. The construction sector is a difficult sector with low margins. However, current valuations have reached such low levels that investments should pay off, especially in light of the good growth prospects.

Utilities were overweight during the year. This was primarily due to one position: Demasz of Hungary, which rose 43 percent. The company is delivering stable, high and growing profits and trades at a dividend yield of over 10 percent. The Russian utilities are very high risk investments due to the uncertainties of the restructuring process by the Russian government. We had no position there at the end of the year.

The pharmaceutical sector, which rose 62 percent in 2002, has been overweight during most of the year. The companies are well managed producers of generic drugs. Demand for generics is growing as health care systems need to lower costs. The companies show low levels of debt and high profitability. At the end of the year, we reduced positions in the sector. We fear problems in the export area due to the strength of Central European currencies.

Generally we have been underweight in export oriented sectors. Most currencies have been very strong in Central and Eastern Europe. The Hungarian forint and the Czech koruna gained 20 percent in 2002. Currency strength impacts exporting firms negatively.

Another  substantial  underweight has been the  telecommunications  sector.
This sector is suffering for several reasons. The markets have been liberalized and prices are falling in a toughening competitive environment. Growth rates in mobile markets have slowed down. Strategic shareholders have huge debt issues and are creating share overhang problems for their Central and Eastern European subsidiaries. We benefited from our 9 percent underweight as the sector rose only 4 percent.

     2002 was a good year for investors in Central and Eastern Europe. Looking into the future, we are optimistic that the positive trends will continue. We are convinced that EU convergence trends will continue. This should lead to positive economic and corporate results, which in turn should drive share prices higher. Apart from the EU entry countries, we do not see many opportunities. Russia holds big hopes for the long term investor, but medium term we remain skeptical. One opportunity that could arise this year lies in Turkey and Israel. We expect these markets to recover as soon as a solution to the Iraq crisis is in sight and we intend to build small positions in these countries.

Guenter Faschang
Fund Manager

COMPARISON OF $10,000 INVESTMENT IN
VONTOBEL EASTERN EUROPEAN EQUITY FUND VS.
NRI COMPOSITE-11*

DATE            VUSVX WITH LOAD         S & P 500
--------        ---------------         ---------
02/15/96        $ 9,425                 $10,000
12/31/96        $14,034                 $13,476
12/31/97        $14,949                 $13,571
12/31/98        $ 7,979                 $10,607
12/31/99        $ 9,136                 $12,358
12/31/00        $ 7,538                 $11,061
12/31/01        $ 6,979                 $10,278
12/31/02        $ 8,410                 $12,730

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

* Nomura Research Institute's ("NRI") Composite-11 Index is comprised of equities traded on listed markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and are expressed in US$.


 -----------------------------------------------------------------------
    Average Annual Total Returns for Periods ended December 31, 2002

        1 Year             5 Years         Since inception 02/15/96
        ------             -------         ------------------------

        13.58%            (11.92%)                  (2.19%)

    Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
 -----------------------------------------------------------------------

                  VONTOBEL EASTERN EUROPEAN EQUITY FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS
                            December 31, 2002

Number of                                                       Market
Shares       Security Description                               Value
---------    ---------------------                           -----------
             Common Stocks:                       98.21%
             Austria:                              8.03%
    7,780    BAU Holdings AG ORD                             $   448,696
    8,800    Erste Bank Der Oester Spar*                         591,956
    2,315    OMV AG                                              227,166
   20,600    S&T System Intergration and Technology*             138,247
    6,900    VA Technologie AG Bearer*                           112,148
                                                             -----------
                                                               1,518,213
             Croatia:                              1.94%
   25,800    Pliva D D GDR                                       366,360
                                                             -----------
             Czech Republic:                      14.86%
  222,700    Ceske Energticke Zavody AS CEZ                      674,613
   45,400    Ceske Radiokomunikace AS                            294,508
   18,670    Komercni Banka                                    1,296,076
   12,900    Komercni Banka AS Sponsored ADR*                    296,700
  221,000    Unipetrol*                                          249,214
                                                             -----------
                                                               2,811,111
             Estonia:                              6.76%
   17,000    As Eesti Telekom Reg Sponsored GDR                  317,900
   57,250    Hansabank Ltd                                       959,317
                                                             -----------
                                                               1,277,217

             Hungary:                             29.25%
   13,400    Delmagyarorszagi Aramsz Sponsored GDR               131,320
   12,976    Demasz Rt                                           651,827
    9,320    Egis Gyogysergyar                                   575,897
    1,340    Gedeon Richter Ltd GDR Reg S                         87,770
    4,920    Richter Gedeon Vegyeszeti*                          324,792
   49,927    Magyar Olay Es Gazipari RT                        1,164,113
    8,000    MOLMagyar Olay GDR Reg S                            187,200
   12,050    Matav RT ADR                                        214,490
  105,650    Matav Rt Regd Shares                                382,773
   70,600    OTP Bank                                            693,603
   46,850    OTP Bank GDR Reg S                                  915,918
   37,047    Pannonplast Muanyagipari                            199,275
                                                             -----------
                                                               5,528,978
             Israel:                               1.87%
  120,000    Bank Hapoalim BM                                    171,580
   14,000    Check Point Software Tech*                          181,580
                                                             -----------
                                                                 353,160

Number of                                                       Market
Shares       Security Description                               Value
---------    --------------------                            -----------
                  Poland:                         17.67%
    17,400        Bank Polska Kasa Opieki                    $   429,433
     14,750       Bank Polska Kasa Opieki SA                     361,375
      4,451       Bank Przemyslowo Handlowy                      315,604
     18,673       Bank Zachodni Wbk                              342,834
    254,795       Big Bank Gdanski                               219,594
     35,656       Budimex SA*                                    277,500
     28,000       KGHM Polska Miedz SA                            98,720
     20,500       KGHM Polska Miedz GDR                          139,400
      2,766       Mostostal Warzawa SA*                            6,790
    165,000       Mostostal Zabrze-Holding SA                     53,003
     12,000       Polski Koncern Nafto GDR                       110,400
     17,700       Polski Koncern Naftowy                          81,820
     83,700       Telekomunikacja Polska SA                      278,709
     99,500       Telekomunikacja Polska SA GDR*                 333,325
     21,926       Zakalady Metali Lekkich                        290,897
                                                             -----------
                                                               3,339,404
                  Russia:                         14.50%
     12,650       Lukoil Oil Co Sponsored ADR                    765,325
      9,500       Mobile Telesystems Sponsored ADR               352,830
      9,000       RAO Gazprom Sponsored ADR Reg S                103,500
     36,300       Surgutneftegaz Sponsored ADR                   562,650
      6,850       Yukos Corp Sponsored ADR                       957,288
                                                             -----------
                                                               2,741,593
                  Slovakia:                        3.33%
     17,481       Slovnaft AS                                    441,254
    147,000       Slovakofarma AS GDR                            187,425
                                                             -----------
                                                                 628,679

                  Total Investments
                  (Cost:$16,859,219) **           98.21%      18,564,715
                  Other assets,net                 1.79%         337,442
                                                 -------     -----------
                  Net Assets                     100.00%     $18,902,157

*  Non-income producing
** Cost for Federal income tax purposes is $16,859,219 and net unrealized appreciation consists of:

                  Gross unrealized appreciation $3,703,110
                  Gross unrealized depreciation (1,997,614)
                                                ----------
                  Net unrealized appreciation   $1,705,496

ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts.
GDR--Security represented is held by the custodian bank in the form of Global Depositary Receipts.
GDS--Security represented is held by the custodian bank in the form of Global Depositary Shares.

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
INDUSTRY PERCENTAGE BASED ON NET ASSETS
December 31, 2002

Banking                                               34.88%
Oil & Gas                                             23.00%
Telecommunications                                     9.95%
Medical Drugs                                          9.50%
Construction                                           4.16%
Utilities                                              3.57%
Electricity Distributor                                3.45%
Telecom Services                                       1.56%
Manufacturing                                          1.54%
Petrochemicals                                         1.32%
Metals                                                 1.26%
Construction Materials                                 1.05%
IT and Consulting Services                             0.96%
Computer Software                                      0.73%
Utilities -Electric                                    0.69%
Industrials/Engineering                                0.59%
                                                     -------
                                                      98.21%
Other assets, net                                      1.79%
                                                     -------
Net Assets                                           100.00%
                                                     =======


See Notes to Financial Statements

VONTOBEL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002

                                               International       Eastern
                                 U.S. Value       Equity       European Equity
                                    Fund           Fund              Fund
                              --------------   -------------   ---------------
Assets:
Investments at cost           $  107,451,453   $ 28,207,766    $    16,859,219
                              ==============   =============   ===============
Investments at value
(Notes 1 & 3)                 $  113,172,493   $ 29,136,814    $    18,564,715
Cash                                      --        175,407            349,550
  Receivables:
      Capital stock sold             237,866         20,217             25,298
      Dividends                      111,085         89,871             21,770
      Investments sold               313,450             --                 --
  Other assets                        36,844         25,265             24,583
                              --------------   ------------    ---------------
Total Assets                     113,871,738     29,447,574     18,985,916
                              --------------   ------------    ---------------
Liabilities:
   Bank overdraft                    361,516             --                 --
   Payables:
      Capital stock redeemed         728,815         58,777             25,380
      Forward currency contracts
      - closed                            --        287,441                 --
      Investment management fees      95,554         24,927             19,725
   Accrued expenses                   28,762         50,243             38,654
                              --------------   ------------    ---------------
Total Liabilities                  1,214,647        421,389             83,759
                              --------------   ------------    ---------------
Net Assets                    $  112,657,091   $ 29,026,186    $    18,902,157
                              ==============   ============    ===============
Class A Net Assets            $  112,302,365   $ 29,026,186    $    18,902,157
                              ==============   ============    ===============
Shares Outstanding, Class A
($.01 par value)                   6,024,493      2,448,114          2,203,184
Net Asset Value (NAV) and
Redemption Price Per Share -
Class A  (Note 2)             $        18.64   $      11.86    $          8.58
                              ==============   ============    ===============
Maximum Offering Price Per
Share - Class A
(NAV x 100/94.25)             $        19.78   $      12.58    $          9.10
                              ==============   ============    ===============
Class C Net Assets            $      354,726   $         --    $            --
                              ==============   ============    ===============
Shares Outstanding, Class C
($.01 par value)                      19,068             --                 --
Net Asset Value (NAV) and
Redemption Price Per Share -
Class C (Note 2)              $        18.60   $         --     $           --
                              ==============   ============     ==============
Maximum Offering Price Per
Share - Class C
(NAV x 100/99.00)             $        18.79   $         --     $           --


Components of net assets are:
Paid in capital               $  106,967,062   $ 44,900,847     $   68,238,637
Net unrealized appreciation
on investments and foreign
currency transactions              5,721,040        656,018          1,706,752
Accumulated net realized loss
on investments                      (31,011)   (16,530,679)       (51,043,232)
Net Assets                    $  112,657,091   $ 29,026,186     $   18,902,157
                              ==============   ============     ==============

See Notes to Financial Statements

VONTOBEL FUNDS
STATEMENTS OF OPERATIONS
Year ended December 31, 2002

                                                                   Eastern
                                    U.S. Value      Equity     European Equity
                                      Fund           Fund           Fund
                                    ----------    ---------    ---------------
Investment Income:
   Dividend                         $  958,198   $1,043,036    $       341,273
   Foreign tax withheld                      -    (104,295)           (65,652)
   Interest                             15,122        5,300                  -
                                     ---------   ----------    ---------------
Total Investment Income                973,320      944,041            275,621
                                     ---------   ----------    ---------------
Expenses:
   Investment management fees
     (Note 2)                          876,616      361,230            214,305
   12b-1 fees (Note 2)                     667            -                  -
   Recordkeeping and administrative
     services (Note 2)                 133,209       72,246             34,289
   Shareholder servicing and reports
      (Note 2)                         121,885       56,853             46,809
   Transfer agent fees (Note 2)        143,827       61,332             58,832
   Custodian and accounting fees        87,756      173,924            117,694
   Filing and registration fees
      (Note 2)                          33,135       23,848             19,413
   Legal and audit fees                 59,760       65,971             49,677
   Other                                85,562       64,575             13,164
                                     ---------   ----------    ---------------
   Total expenses                    1,542,417      879,979            554,183
   Custody credits                    (11,934)            -                  -
                                     ---------   ----------    ---------------
Net expenses                         1,530,483      879,979            554,183
                                     ---------   ----------    ---------------
Net Investment Income (Loss)         (557,163)       64,062          (278,562)
                                     ---------   ----------    ---------------
Net Realized and Unrealized Gain (Loss)
on Investments:
  Net realized gain (loss)on
   investments                       5,389,306    (803,762)        (1,843,483)
  Net realized loss on foreign currency
      conversions and forward currency
      contracts                              -    (228,361)           (55,845)
  Net change in unrealized appreciation/
      depreciation on investments and
      foreign currencies           (8,112,854)  (2,105,940)          5,210,244
                                   -----------  -----------    ---------------
Net Realized and Unrealized
     Gain (Loss)on Investments     (2,723,548)  (3,138,063)          3,310,916
                                   -----------  -----------    ---------------
   Net Increase(Decrease)in Net Assets
      Resulting From Operations   $(3,280,711) $(3,074,001)         $3,032,354
                                  ============ ============    ===============


See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                             Year Ended        Year Ended
                                          December 31, 2002 December 31, 2001
                                          ----------------- -----------------
OPERATIONS
  Net investment loss                     $       (557,163)  $      (516,333)
  Net realized gain on investments                5,389,306         6,317,785
  Change in unrealized gain on investments      (8,112,854)       (4,652,531)
                                          -----------------  ----------------
  Net increase (decrease)in net assets
    resulting from operations                   (3,280,711)         1,148,921

DISTRIBUTION TO SHAREHOLDERS FROM  (Note 4)
  Capital gains ($.80 and $.-- per share,
    respectively) - Class A                     (4,966,060)                 -
 Capital gains ($.80 and $.-- per share,
    respectively) - Class C                        (13,772)                 -
  Net investment income ($.-- and, $.02
    per share, respectively) - Class A                    -         (144,492)
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets
    resulting from capital share
    transactions* - Class A                      34,395,321      (52,085,237)
  Net increase in net assets resulting from
      capital share transactions* - Class C         365,259                 -
                                          -----------------  ----------------
  Net increase (decrease) in net assets          26,500,037      (51,080,808)
  Net assets at beginning of year                86,157,054       137,237,862
                                          -----------------  ----------------
NET ASSETS at end of year                 $     112,657,091  $     86,157,054
                                          =================  ================

*A summary of capital share transactions follows:

                                    Year Ended                 Year Ended
                                 December 31, 2002          December 31, 2001
                           -------------------------  -------------------------
Class A Shares                Shares        Value         Shares      Value
                           -----------  ------------  ----------- -------------
Shares sold                  4,454,625  $ 89,364,343      723,921 $  14,670,583
Shares reinvested from
   distributions               248,162     4,700,197            -             -
Shares redeemed            (3,016,420)  (59,669,219)  (3,501,910)  (66,755,820)
                           -----------  ------------  ----------- -------------
Net increase (decrease)      1,686,367  $ 34,395,321  (2,777,989) $(52,085,237)
                           ===========  ============  =========== =============
(52,085,237)
                                 Period Ended
                              December 31, 2002**
                           -------------------------
Class C Shares                Shares        Value
                           -----------  ------------
Shares sold                     18,340  $    351,487
Shares reinvested from
   distributions                   728        13,772
Shares redeemed                      -             -
                           -----------  ------------
Net increase                    19,068  $    365,259
                           ===========  ============

** Commencement of operations of Class C shares was October 9, 2002 See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                        Year Ended             Year Ended
                                     December 31, 2002      December 31, 2001
                                   ---------------------  ---------------------
OPERATIONS
 Net investment income (loss)      $             64,062   $           (321,284)
 Net realized loss on investments
    and foreign currency transactions       (1,032,123)            (14,383,099)
 Change in unrealized appreciation of
    investments and foreign currencies      (2,105,940)            (19,098,800)
                                   --------------------   ---------------------
 Net decrease in net assets resulting
    from operations                         (3,074,001)            (33,803,183)
DISTRIBUTIONS TO SHAREHOLDERS
FROM (Note 4)
 Net investment income ($-- and $0.12 per
     share, respectively)                             -               (430,460)
 Net realized gain from investment transactions
    ($-- and $0.35 per share, respectively)           -             (1,296,677)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets resulting
    from capital share transactions*       (12,256,185)            (53,346,359)
                                   --------------------   ---------------------
 Net decrease in net assets                (15,330,186)            (88,876,679)
 Net assets at beginning of year             44,356,372             133,233,051
                                   --------------------   ---------------------
NET ASSETS at end of year          $         29,026,186   $          44,356,372
                                   ====================   =====================

*A summary of capital share transactions follows:

                                Year Ended                   Year Ended
                             December 31, 2002            December 31, 2001
                     -----------------------------  ---------------------------
                        Shares          Value         Shares           Value
                     ------------- ---------------  -----------   -------------
Shares sold                914,578 $   11,344,343     2,696,927   $  38,009,894
Shares reinvested from
  distributions                  -              -       152,544       1,585,926
Shares redeemed        (1,910,316)   (23,600,528)   (6,470,365)    (92,942,179)
                     ------------- ---------------  ------------  -------------
Net decrease             (995,738)  $(12,256,185)   (3,620,894)   $(53,346,359)
                     ============== ==============  ============  =============
See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                        Year ended             Year ended
                                     December 31,2002       December 31,2001
                                   ---------------------  ---------------------
OPERATIONS
  Net investment loss                $         (278,562)  $           (150,252)
  Net realized loss on investments
     and foreign currency transactions       (1,899,328)            (4,470,362)
  Change in unrealized gain on invest-
     ments and foreign currencies              5,210,244              2,988,557
                                     -------------------  ---------------------
  Net increase (decrease) in net
     assets resulting from operations          3,032,354            (1,632,057)
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets
     resulting from capital share
     transactions*                               799,703            (2,530,185)
                                     -------------------  ---------------------
  Net increase (decrease) in net assets        3,832,057            (4,162,242)
  Net assets at beginning of year             15,070,100             19,232,342
                                     -------------------  ---------------------
NET ASSETS at end of year            $        18,902,157  $          15,070,100
                                     ===================  =====================
15,070,100

*A summary of capital share transactions follows:


                                Year Ended                 Year Ended
                            December 31, 2002            December 31, 2001
                           -------------------------  -------------------------
                              Shares        Value         Shares      Value
                           -----------  ------------  ----------  -------------
Shares sold                    634,659  $  5,050,081     451,702  $   3,167,700
Shares redeemed              (546,716)   (4,250,378)   (835,993)    (5,697,885)
                           -----------  ------------  ----------  -------------
Net increase (decrease)         87,943  $    799,703   (384,291)  $ (2,530,185)
                           ===========  ============  ==========  =============


See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                                       Class C
                                      Years ended December 31,         Period
                                                                       Ended
                                 2002    2001    2000    1999    1998  12/31/02*
                                ------  ------  ------  ------  ------ --------
Per Share Operating Performance
Net asset value, beginning of
   period                       $19.86  $19.29  $14.27  $16.73  $16.51   $17.49
                                ------  ------  ------  ------  ------ --------

Income from investment
 operations
   Net investment income (loss) (0.09)  (0.12)    0.02    0.07    0.22   (0.06)
   Net realized and unrealized
   gain (loss)on investments    (0.33)    0.71    5.00  (2.42)    2.06     1.97
                                ------  ------   ------ ------  ------ --------
Total from investment
 operations                     (0.42)    0.59    5.02  (2.35)    2.28     1.91
                                ------  ------   ------ ------  ------ --------
 Less distributions
   Distributions from net invest-
   ment income                       -  (0.02)       -  (0.11)  (0.16)        -
   Distributions from realized
   gain on investments          (0.80)       -       -       -  (1.90)   (0.80)
                                ------  ------   ------ ------  ------ --------
Total distributions             (0.80)  (0.02)       -  (0.11)  (2.06)   (0.80)
                                ------  ------   ------ ------  ------ --------
Net asset value, end of period  $18.64  $19.86   $19.29 $14.27  $16.73   $18.60
                                ======  ======   ====== ======  ====== ========

Total Return                  (2.20%)    3.06%  35.18% (14.07%) 14.70%   10.82%

Ratios/Supplemental Data
Net assets,end of period
   (000's)                    $112,302 $86,157 $137,238 $71,480 $200,463   $355
Ratio to average net assets- (A)
  Expenses - (B)                 1.74%   1.75%   1.75%   1.87%  1.46%    2.74%**
  Expenses - net (C)             1.72%   1.75%   1.75%   1.87%  1.45%    2.72%**
  Net investment income (loss) (0.63%) (0.43%)   0.23%   0.40%  0.93%  (1.63%)**
Portfolio turnover rate         75.89%  66.44% 103.76%  66.62%122.71%   75.89%

* - Commencement of operations for Class C shares was October 9, 2002. ** - annualized

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios for Class A shares by .02% in 1999, 0.01% in 1998.

(B) Expense ratio for Class A shares has been increased to include additional custodian fees in 2002 and 1998 which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio for Class A has increased by .29% in 2001 as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                              Years ended December 31,
                                     ------------------------------------------
                                      2002     2001     2000     1999     1998
                                     ------   ------   ------   ------   ------
Per Share Operating Performance
Net asset value, beginning of year   $12.88   $18.86   $28.01   $20.18   $18.15
                                     ------   ------   ------   ------   ------
Income from investment
 operations-
   Net investment income (loss)        0.03   (0.10)   (0.03)(1)  0.06     0.01
   Net realized and unrealized
      gain (loss) on investments     (1.05)   (5.41)   (5.30)     9.07     2.98
                                     ------   ------   ------    ------  ------
Total from investment operations     (1.02)   (5.51)   (5.33)     9.13     2.99
                                     ------   ------   ------    ------  ------
Less distributions-
   Distributions from net investment
   income                                 -   (0.12)   (0.08)   (0.05)        -
   Distributions from realized gains      -   (0.35)   (3.74)   (1.25)   (0.96)
                                     ------   ------   ------   ------   ------
 Total distributions                      -   (0.47)   (3.82)   (1.30)   (0.96)
                                     ------   ------   ------   ------   ------
Net asset value, end of year         $11.86   $12.88   $18.86   $28.01   $20.18
                                     ======   ======   ======   ======   ======

Total Return                        (7.92%) (29.22%) (18.70%)   46.52%   16.77%

Ratios/Supplemental Data
Net assets, end of year (000's)     $29,026  $44,356$133,233  $192,537 $161,933
Ratio to average net assets-
  Expenses (A)                        2.44%    1.89%   1.39%     1.28%    1.40%
  Expenses-net (B)                    2.44%    1.88%   1.38%     1.27%    1.36%
  Net investment income (loss)        0.18%  (0.38%) (0.15%)     0.03%    0.06%
Portfolio turnover rate              97.73%   92.39%  69.12%    37.91%   41.51%

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

(1) Based on average shares outstanding

 See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                              Years ended December 31,
                                      -----------------------------------------
                                       2002    2001     2000     1999     1998
                                      ------  ------   ------   ------   ------
Per Share Operating Performance
Net asset value, beginning of year     $7.12   $7.69    $9.32    $8.14   $15.25
                                      ------  ------   ------   ------   ------

Income from investment operations-
  Net investment loss                 (0.13)  (0.07)   (0.21)(1)(0.20)   (0.31)
  Net realized and unrealized
     gain (loss) on investments         1.59  (0.50)   (1.42)     1.38   (6.80)
                                      ------  ------   ------   ------   ------
Total from investment operations        1.46  (0.57)   (1.63)     1.18   (7.11)
                                      ------  ------   ------   ------   ------
Net asset value, end of year           $8.58   $7.12    $7.69    $9.32     8.14
                                      ======  ======   ======   ======   ======

Total Return                         20.51%  (7.41%) (17.49%)   14.50% (46.62%)

Ratios/Supplemental Data
Net assets, end of year (000's)     $18,902  $15,070  $19,232  $33,644  $36,154
Ratio to average net assets-
    Expenses (A)                      3.23%    3.46%    2.81%    3.37%    2.57%
    Expenses-net (B)                  3.23%    3.38%    2.59%    3.26%    2.41%
    Net investment loss             (1.62%)  (0.95%)  (1.76%)  (2.35%)  (1.67%)
Portfolio turnover rate              85.90%   71.18%   85.97%  103.80%  135.35%

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits. (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

(1) Based on average shares outstanding

See Notes to Financial Statements

VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Vontobel Funds, Inc. ("VFI") is registered under The Investment Company Act of 1940, as amended, as an open-end management investment company. Three series of shares (Funds) included in this report invest primarily in equity securities. VFI has allocated to each Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The U.S. Value Fund was established in March, 1990. The investment objective of this Fund is to achieve long-term capital returns of the broad market by investing in a continuously managed non-diversified portfolio of U.S. equity securities.

The International Equity Fund was established in December, 1984. The objective of this Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Europe and the Pacific Basin.

The Eastern European Equity Fund was established in February, 1996. The objective of this Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security  Valuation
Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Funds Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Funds'officers in a manner specifically authorized by the Board of Directors of the Funds. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Security Transactions and Dividends
Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date.

Currency  Translation
The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Forward Currency Contracts
Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel Asset Management, Inc., the Funds' investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be at risk if the counter parties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Federal Income Taxes
The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. Following are the Funds' capital loss carryforwards available to offset future capital gains and post-October capital loss deferrals which will be recognized in the following tax year:

                                                                 post-October
                                                                 capital
                                 Loss                            losses
                                 Carryforward:      Expires:     deferred:
                                --------------------------------------------
  U.S.Value Fund                  $    --            --           $ 31,011

 International Equity Fund       $16,374,118      2009 to         $156,561
                                                    2010
  Eastern European Equity Fund    $51,043,232      2006 to        $   --
                                                    2010


Accounting Estimates
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Class Net Asset Values and Expenses
All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Funds currently offer Class A shares which include a maximum front-end sales charge of 5.75%and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a font-end sales charge through certain third-party fund "supermarkets." The U.S. Value Fund also offers Class C shares which include a maximum front-end sales charge of 1% and a maximum contingent deferred sales charge of 1% on the proceeds of Class C shares redeemed within 360 days.


2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to Investment Advisory Agreements with each of the Funds, the Advisor, Vontobel Asset Management, Inc. provides investment services to the U.S. Value Fund and the International Equity Fund for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. The Advisor provides investment services to the Eastern European Equity Fund for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

First Dominion Capital Corp. ("FDCC") acts as the Funds' principal underwriter in the continuous public offering of the Funds' shares. In addition to underwriting fees and commissions received relating to the distribution of the Funds' shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share.

The U.S. Value Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Funds, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.15% of average daily net assets from the U.S. Value Fund and 0.20% of average daily net assets from the International Equity and Eastern European Equity Funds.

Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Funds.

Certain officers and/or directors of the Funds are also officers and/or directors of Vontobel Asset Management, Inc., FDCC, CSS, and FSI.

For the year ended  December  31,  2002,  affiliated  parties  received the
following  for  administrative,   underwriting,   and  transfer  agent  services
rendered:

                                           FDCC:        FDCC:
                               CSS:     (commissions    (CDSC)    FSI:
                                          & fees)
                             --------------------------------------------
   U.S. Value Fund           $152,077    $15,245      $161,019  $69,846
   International Equity Fund $ 80,201    $    58      $ 30,970  $37,262
   Eastern  European  Equity $ 41,405    $ 1,753      $ 37,360  $45,376
   Fund


3.  INVESTMENTS

Purchases and sales of securities other than short-term notes were as follows:

                                  Purchases:     Sales:
                                  -----------------------------
   U.S. Value Fund                $96,455,937    $66,158,313
   International Equity Fund      $34,874,274    $47,883,790
   Eastern European Equity Fund   $14,715,101    $14,441,687


4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:
                                  Years ended December 31,
                                 2002                 2001
                                 ----                 ----
                          Ordinary   Long Term  Ordinary   Long Term
                          Income     Capital    Income     Capital
                                     Gain                  Gain
                          ------------------------------------------
U.S. Value Fund           $    --    $4,979,832 $144,492    $    --
International Equity Fund $    --    $    --    $430,460    $1,296,677
Eastern European Equity   $    --    $    --    $    --     $    --
Fund


As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:
                                                          Post-Oct.
                             Capital loss  Unrealized    Cap. losses
                             Carryforward: appreciation: deferred:    Total:
                             --------------------------------------------------
U.S. Value Fund              $ --           $5,721,040   $(30,111) $  5,690,029
International Equity Fund    $(16,374,118)  $  656,018   $(156,561)$(15,874,661)
Eastern European Equity Fund $(51,043,232)  $1,706,752   $ --      $(49,336,480)

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2002, the U.S. Value Fund increased undistributed net investment income by $557,163; increased accumulated net realized gains (losses) by $33,016 and decreased paid in capital by $590,179.

The International Equity Fund decreased undistributed net investment income by $64,062; increased accumulated net realized gains (losses) by $228,361 and decreased paid in capital by $164,299.

The Eastern European Equity Fund increased undistributed net investment income by $278,562, increased accumulated net realized gains (losses) by $55,845 and decreased paid in capital by $334,407.

These reclasses were made as a result of permanent book/tax differences relating primarily to net operating losses and foreign currency transactions.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statements of assets and liabilities of Vontobel U.S. Value Fund, Vontobel International Equity Fund and Vontobel Eastern European Equity Fund , each a series of Vontobel Funds, Inc, including the schedules of portfolio investments as of December 31, 2002, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel U.S. Value Fund; the Vontobel International Equity Fund and the Vontobel Eastern European Equity Fund, as of December 31, 2002, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
February 14, 2003

Vontobel Funds, Inc.
(the "Company")

SUPPLEMENTAL INFORMATION
(Unaudited)

Information pertaining to the Directors' and Officers' of the Company is set forth below. The statement of additional information (the "SAI") includes additional information about the Directors and is available without charge upon request by calling (800) 527-9500.

================================================================================
Name, Address and   Position(s) Held   Number of  Principal       Other
Age(1)              With Company and   Funds in   Occupation(s)   Directorships
                    Tenure             Company    During The      by Directors
                                       Overseen   Past 5  Years   and Number
                                                                     of Funds in
                                                                     the Complex
                                                                        Overseen
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Interested Directors:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Pasco, III (2) Chairman, Director 3          Mr. Pasco is    The World
 (56)               and Treasurer                 Treasurer and   Funds, Inc. -
                    since October,                Director of     7 Funds; The
                    1983                          Commonwealth    World
                                                  Shareholder     Insurance
                                                  Services,       Trust - 1
                                                  Inc., the       Fund
                                                  Company's
                                                  Administrator,
                                                  since 1985;
                                                  President and
                                                  Director of
                                                  Vontobel Fund
                                                  Distributors,
                                                  a division of
                                                  First Dominion
                                                  Capital Corp.,
                                                  the Company's
                                                  Underwriter;
                                                  Director and
                                                  Shareholder
                                                  of Fund
                                                  Services Inc.,
                                                  the Company's
                                                  Transfer  and
                                                  Disbursing
                                                  Agent, since
                                                  1987; and a
                                                  Shareholder of
                                                  Commonwealth
                                                  Fund
                                                  Accounting,
                                                  Inc., which
                                                  provides
                                                  bookkeeping
                                                  services.  Mr.
                                                  Pasco is also
                                                  a certified
                                                  public
                                                  accountant.
================================================================================

================================================================================
Name, Address and   Position(s) Held   Number of  Principal       Other
Age(1)              With Company and   Funds in   Occupation(s)   Directorships
                    Tenure             Company    During The      by Directors
                                       Overseen   Past 5  Years   and Number
                                                                     of Funds in
                                                                     the Complex
                                                                        Overseen
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Interested Directors (continued):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph Mastoloni    Director since     3          Mr. Mastoloni   The World
(3)                 February,                     has served as   Insurance
450 Park Avenue     2001                          Compliance      Trust - 1
New York, NY 10022                                Officer of      Fund
(38)                                              Vontobel USA
                                                  Inc., a
                                                  registered
                                                  investment
                                                  adviser, since
                                                  May, 1994 and
                                                  was appointed
                                                  as Vice
                                                  President in
                                                  July 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Non-Interested Directors:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Samuel Boyd,        Director since     3          Mr. Boyd has    The World
Jr.                 October,                      served as the   Funds, Inc. -
                    1983                          Manager of the  7 Funds; The
(61)                                              Customer        World
                                                  Services        Insurance
                                                  Operations and  Trust - 1
                                                  Accounting      Fund
                                                  Division of
                                                  the Potomac
                                                  Electric
                                                  Power  Company
                                                  since  1978.
                                                  Mr. Boyd
                                                  is   also  a
                                                  certified
                                                  public
                                                  accountant.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William E. Poist    Director since     3          Mr. Poist has   The World
                    October,                      served as a     Funds, Inc. -
(65)                1983                          financial and   7 Funds; The
                                                  tax consultant  World
                                                  through his     Insurance
                                                  firm            Trust - 1
                                                  Management      Fund
                                                  Consulting for
                                                  Professionals
                                                  since 1968.
                                                  Mr. Poist is
                                                  also a
                                                  certified
                                                  public
                                                  accountant.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Paul M. Dickinson   Director since     3          Mr. Dickinson   The World
                    July,                         has served as   Funds, Inc. -
(54)                1987                          President of    7 Funds; The
                                                  Alfred J.       World
                                                  Dickinson,      Insurance
                                                  Inc., Realtors  Trust - 1
                                                  since April     Fund
                                                  1971.
================================================================================

================================================================================
Name, Address and   Position(s) Held   Number of  Principal       Other
Age(1)              With Company and   Funds in   Occupation(s)   Directorships
                    Tenure             Company    During The      by Directors
                                       Overseen   Past 5  Years   and Number
                                                                     of Funds in
                                                                     the Complex
                                                                        Overseen
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Officers:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
F. Byron Parker, N/A Mr. Parker has N/A Jr. Secretary served as
                                                  Secretary of
(59)                                              Commonwealth Shareholder
                                                  Services, Inc., the Company's
                                                  Administrator, since 1986; and
                                                  as Secretary of The World
                                                  Funds, Inc., a registered
                                                  investment company, since May
                                                  1997. He is also a Partner in
                                                  the law firm Mustian & Parker.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edwin D.            Vice President of  N/A        Mr. Walczak     N/A
Walczak             the Company  and              has served as
450 Park            President of the              Senior Vice
Avenue              Vontobel U. S.                President and
New York, NY        Value                         Portfolio
10022               Fund                          Manager of
(48)                                              Vontobel USA
                                                  Inc., a
                                                  registered
                                                  investment
                                                  adviser, since
                                                  July 1988.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rajiv Jain          Vice President of  N/A        Mr. Jain        N/A
450 Park Avenue     the Company and               joined
New York, NY        President of the              Vontobel Asset
10022               Vontobel                      Management,
(34)                International                 Inc., a
                    Equity Fund since             registered
                    April,                        investment
                    2002                          advisor, in
                                                  November, 1994 as an equity
                                                  analyst. He was appointed Vice
                                                  President in January, 1998,
                                                  First Vice President in
                                                  January, 2000, Managing
                                                  Director in January, 2002 and
                                                  Portfolio Manager in February,
                                                  2002.
================================================================================

================================================================================
Name, Address and   Position(s) Held   Number of  Principal       Other
Age(1)              With Company and   Funds in   Occupation(s)   Directorships
                    Tenure             Company    During The      by Directors
                                       Overseen   Past 5  Years   and Number
                                                                     of Funds in
                                                                     the Complex
                                                                        Overseen
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Officers (continued):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gunter Faschang     Vice President of  N/A        Mr. Faschang    N/A
450 Park Avenue     the Company and               began his
New York, NY        President of the              career in
10022               Vontobel Eastern              September 1995
(29)                European Equity               as a
                    Fund                          registered
                                                  trader on the
                                                  floor of the
                                                  Frankfurt
                                                  Stock Exchange
                                                  with Sputz AG
                                                  and
                                                  Exco-Bierbaum.
                                                  In March 1997
                                                  he joined
                                                  Investmentbank
                                                  Austria,
                                                  Vienna, as a
                                                  Central
                                                  European
                                                  equity
                                                  strategist. In
                                                  January 1998
                                                  Mr. Faschang
                                                  moved to Erste
                                                  Bank, Vienna,
                                                  as a Central
                                                  European
                                                  equity
                                                  strategist and
                                                  sector analyst
                                                  for Russian
                                                  oil stocks,
                                                  with
                                                  responsibility
                                                  for organizing
                                                  the Erste
                                                  group's
                                                  Central
                                                  European
                                                  research
                                                  effort. In
                                                  March 2000 he
                                                  was appointed
                                                  manager of
                                                  Erste-Sparinvest's
                                                  Danubia Fund.
                                                  In July 2001
                                                  Mr. Faschang
                                                  joined
                                                  Vontobel Asset
                                                  Management AG
                                                  as head of
                                                  Eastern
                                                  European
                                                  equity
                                                  management and
                                                  research, and
                                                  was at the
                                                  same time
                                                  appointed a
                                                  Vice President
                                                  of Vontobel
                                                  USA Inc., a
                                                  registered
                                                  investment
                                                  adviser.

================================================================================

(1) Unless otherwise indicated, each Director or Officer may be contacted by writing the Director or Officer, c/o Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond,
Virginia 23229

(2) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns First Dominion Capital Corp., the principal underwriter of the Company; and (3) he owns or controls the Company's various service providers.

(3) Mr. Mastoloni is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Mastoloni is an interested person because: (1) he is an Officer of Vontobel USA, Inc. the investment adviser to the Funds.

Each Director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a Director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

Mr. Pasco, the Chairman of the Board of the Company, is the President and Director of Vontobel Fund Distributors, a division of First Dominion Capital Corp., the Company's underwriter. Mr. Mastoloni, a Director of the Company, is an officer of Vontobel USA, Inc., the Company's investment adviser. Messrs. Walczak, Pierallini and Faschang, Officers of the Company, are officers of Vontobel USA, Inc., the Company's investment adviser.